SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2003

                                  CWMBS, INC.

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2003-HYB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                        CHL Mortgage Pass-Through Trust
                                Series 2003-HYB1

On March 19, 2003, The Bank of New York, as Trustee for CWMBS, INC., CHL Mortgage Pass-Through Trust Series 2003-HYB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2003, among CWMBS, INC. as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., CHL Mortgage Pass-Through Trust Series 2003-HYB1 relating to the distribution date of March 19, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2003


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 19, 2003


                             Payment Date: 03/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       524,619,215.96    3.853794%    14,140,290.55  1,684,752.87   15,825,043.42       0.00      59.02
                        2A1        50,447,762.90    4.260998%       901,476.50    179,131.53    1,080,608.03       0.00       0.00
                        3A1        44,769,864.13    4.401866%       651,524.02    164,225.79      815,749.81       0.00       0.00
                        X         640,767,496.72    1.378419%             0.00    736,016.66      736,016.66       0.00      21.85
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,050,000.00    3.926197%             0.00     26,337.47       26,337.47       0.00       0.77
                        B1          5,152,000.00    3.926197%             0.00     16,855.98       16,855.98       0.00       0.49
                        B2          3,542,000.00    3.926197%             0.00     11,588.49       11,588.49       0.00       0.34
                        B3            966,000.00    3.926197%             0.00      3,160.50        3,160.50       0.00       0.09
                        B4            966,000.00    3.926197%             0.00      3,160.50        3,160.50       0.00       0.09
                        B5          2,254,653.73    3.926197%             0.00      7,376.62        7,376.62       0.00       0.21
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        640,767,496.72     -           15,693,291.07  2,832,606.41   18,525,897.48     -           82.87
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       510,478,925.41             59.02
                                2A1        49,546,286.40              0.00
                                3A1        44,118,340.11              0.00
                                X         625,074,205.65             21.85
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,050,000.00              0.77
                                B1          5,152,000.00              0.49
                                B2          3,542,000.00              0.34
                                B3            966,000.00              0.09
                                B4            966,000.00              0.09
                                B5          2,254,653.73              0.23
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        625,074,205.65             82.88
--------------------------------------------------------------------------------

                             Payment Date: 03/19/03


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   524,619,215.96     3.853794% 12669DC89    26.790494      3.191968    967.164179
                           2A1    50,447,762.90     4.260998% 12669DC97    17.857739      3.548494    981.483853
                           3A1    44,769,864.13     4.401866% 12669DD21    14.544245      3.666082    984.872312
                           X     640,767,496.72     1.378419% 12669DD39     0.000000      1.142852    970.585363
Residual                   AR              0.00     0.000000% 12669DD47     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,050,000.00     3.926197% 12669DD54     0.000000      3.271736  1,000.000000
                           B1      5,152,000.00     3.926197% 12669DD62     0.000000      3.271736  1,000.000000
                           B2      3,542,000.00     3.926197% 12669DD70     0.000000      3.271736  1,000.000000
                           B3        966,000.00     3.926197% 12669DE79     0.000000      3.271736  1,000.000000
                           B4        966,000.00     3.926197% 12669DE87     0.000000      3.271736  1,000.000000
                           B5      2,254,653.73     3.926197% 12669DE95     0.000000      3.271730  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     640,767,496.72       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2003-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       528,208,710.15    51,241,867.47    45,623,628.03
Loan count                   1251              113               95
Avg loan rate           5.511726%        5.895540%        6.032866%
Prepay amount       13,642,253.27       860,543.12       630,047.85

                          Total
                          -----
Prin balance       625,074,205.65
Loan count                   1459
Avg loan rate                5.58
Prepay amount       15,132,844.24

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees       116,693.21        11,048.00         9,640.66
Sub servicer fees        4,728.69           280.90             0.00
Trustee fees             4,067.62           391.08           347.06


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees       137,381.87
Sub servicer fees        5,009.59
Trustee fees             4,805.76


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud               10,910,797.69     1,043,531.62       926,025.76
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               12,880,355.07
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.733503%           100.000000%            619,836,842.99
   -----------------------------------------------------------------------------
   Junior            3.266497%             0.000000%             20,930,653.73
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          16                 7,607,810.50
60 to 89 days                           1                   199,299.39
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                17                 7,807,109.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,525,897.48         18,525,897.48
Principal remittance amount           15,693,291.07         15,693,291.07
Interest remittance amount             2,832,606.41          2,832,606.41